Derivative Warrants Liabilities	12 Months Ended
Dec. 31, 2022
Derivative Warrants Liabilities [Abstract]
DERIVATIVE WARRANTS LIABILITIES

NOTE 8 - DERIVATIVE WARRANTS LIABILITIES

The following tabular presentation reflects the reconciliation of the fair value of derivative warrants liabilities during the years ended December 31, 2022, 2021 and 2020:

	Year ended December 31,
	2022	2021
Opening balance	$50	$-
Recognition of fair value of 2021 Warrant issued upon substantial modification of terms (see Note 6A1)	-	50
Recognition of fair value of Warrant Share issued at Effective Date (see Note 6C)	88	-
Closing balance	$138	$50

The fair values of the 2021 Warrant and the Warrant Share were determined by the Company’s management with the assistance of an independent valuation firm by using the Hybrid Method by combining the OPM and an IPO scenario. Because there has been no public market for the Ordinary Shares, the Company’s management has determined fair value of the Ordinary Shares at the time of grant by considering several objective and subjective factors including data from other comparable companies, the lack of liquidity of share capital and general and industry specific economic outlook, amongst other factors. The fair value of the underlying Ordinary Shares shall be determined by management until such time as the Ordinary Shares are listed on an established stock exchange, national market system or other quotation system.

Through December 31, 2022, the estimated fair values of derivative liability for the 2021 Warrant and Warrant Share have not changed significantly and the 2021 Warrant and Warrant Share have not been exercised.